                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                       SIX MONTHS ENDED JUNE 30, 1996



Treasury stock method - weighted average price      3.95
Period beginning date                             1/1/96
Last day in period                               6/30/96
Number of days in period                             182


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/95      1,890,442     1/1/96   6/30/96   182     1,890,442
  Shares issued 4/30/96        1,000    4/30/96   6/30/96    62           341
  Shares issued 5/17/96       16,205    5/17/96   6/30/96    45         4,007
  Shares issued 5/17/96    1,605,000    5/17/96   6/30/96    45       396,841
  Shares issued 5/29/96       12,500    5/29/96   6/30/96    33         2,266

Retroactive treatment
  Options granted
   Shares                     98,689
   x option price               0.80
   / average market price       3.95
                           ---------
   Treasury shares            19,988
                           ---------
   Equivalent shares          78,701     1/1/96   6/30/96   182        78,701
                           ---------

   Shares                     31,164
   x option price               6.42
   / average market price       3.95
                           ---------
   Treasury shares                 0
                           ---------
                                   0
                           ---------





Warrants outstanding
  Shares                     525,000
  x option price                8.00
  / average market price        3.95
                           ---------
  Treasury shares                  0
                           ---------
  Equivalent shares                0
                        -----------                                 ---------




   Total average shares and equivalent shares outstanding        2,372,598
                                                                  ---------
                                                                  ---------

  Net loss for the period                                            (387,594)
                                                                    ---------
                                                                    ---------

     Net loss per average share outstanding                         (0.16)
                                                                    ---------
                                                                    ---------

                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                       SIX MONTHS ENDED JUNE 30, 1995



Treasury stock method - weighted average price      2.84
Period beginning date                             1/1/95
Last day in period                               6/30/95
Number of days in period                             181


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/94        1,890,442   1/1/95   6/30/95   181     1,890,442

Retroactive treatment
  Options granted
   Shares                      128,394
   x option price                 0.80
   / average market price         2.84
                             ---------
   Treasury shares              36,167
                             ---------
   Equivalent shares            92,227   1/1/95   6/30/95   181        92,227
                             ---------

   Shares                       31,164
   x option price                 6.42
   / average market price         2.84
                             ---------
   Treasury shares                   0
                             ---------
   Equivalent shares                 0
                             ---------
                                                                    ---------
Weighted average shares and equivalent shares outstanding           1,982,669
                                                                    ---------
                                                                    ---------

  Net loss for the period                                            (234,935)
                                                                    ---------
                                                                    ---------

  Net loss per average share outstanding                                (0.12)
                                                                    ---------
                                                                    ---------

                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                      THREE MONTHS ENDED JUNE 30, 1996



Treasury stock method - weighted average price      4.72
Period beginning date                             4/1/96
Last day in period                               6/30/96
Number of days in period                              91


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/95      1,890,442     1/1/96   6/30/96    91     1,890,442
  Shares issued 4/30/96        1,000    4/30/96   6/30/96    62           681
  Shares issued 5/17/96       16,205    5/17/96   6/30/96    45         8,013
  Shares issued 5/17/96    1,605,000    5/17/96   6/30/96    45       793,681
  Shares issued 5/29/96       12,500    5/29/96   6/30/96    33         4,533

Retroactive treatment
  Options granted
   Shares                     98,689
   x option price               0.80
   / average market price       4.72
                           ---------
   Treasury shares            16,727
                           ---------
   Equivalent shares          81,962     4/1/96   6/30/96    91        81,962
                           ---------

   Shares                     31,164
   x option price               6.42
   / average market price       4.72
                           ---------
   Treasury shares                 0
                           ---------
                                   0
                           ---------



Warrants outstanding
  Shares                     525,000
  x option price                8.00
  / average market price        4.72
                           ---------
  Treasury shares                  0
                           ---------
  Equivalent shares                0


---------                                ---------
   Total average shares and equivalent shares outstanding        2,779,313
                                                                    ---------
                                                                    ---------

  Net loss for the period                                            (206,486)
                                                                    ---------
                                                                    ---------

     Net loss per average share outstanding                         (0.07)
                                                                    ---------
                                                                    ---------

                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                      THREE MONTHS ENDED JUNE 30, 1995



Treasury stock method - weighted average price      2.32
Period beginning date                             4/1/95
Last day in period                               6/30/95
Number of days in period                              91


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/94        1,890,442   1/1/95   6/30/95   181     1,890,442

Retroactive treatment
  Options granted
   Shares                      128,394
   x option price                 0.80
   / average market price         2.32
                             ---------
   Treasury shares              44,274
                             ---------
   Equivalent shares            84,120   4/1/95   6/30/95    91        84,120
                             ---------

   Shares                       31,164
   x option price                 6.42
   / average market price         2.32
                             ---------
   Treasury shares                   0
                             ---------
   Equivalent shares                 0
                             ---------
                                                                    ---------
Weighted average shares and equivalent shares outstanding           1,974,562
                                                                    ---------
                                                                    ---------

  Net loss for the period                                             (84,781)
                                                                    ---------
                                                                    ---------

  Net loss per average share outstanding                                (0.04)
                                                                    ---------
                                                                    ---------